UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 26, 2007
CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement and the Trust Agreement, each dated as of February 1, 2007, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-S2)
Chase Mortgage Finance Trust Series 2007-S2
(Issuing Entity)
Chase Mortgage Finance Corporation
(Depositor)
Chase Home Finance LLC
(Sponsor)
Chase Mortgage Finance Corporation
(Registrant)

Delaware	333-130223	52-1495132

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 Wood Avenue South, 3rd Floor Iselin, New Jersey	08830

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 205-0600
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     A Legal Opinion by Dechert LLP to be incorporated into the Registration Statement is attached hereto as Exhibit 8.1.
Item 9.01. Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits:
            8.1 Opinion of Dechert LLP as to legality and certain tax matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE MORTGAGE FINANCE CORPORATION
By:	/s/ Bruce J. Friedman
	Name:	Bruce J. Friedman
	Title:	Vice President

Dated: February 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
8.1	Opinion of Dechert LLP as to legality and certain tax matters.